EXHIBIT 10.36


CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                            MASTER SERVICES AGREEMENT

This Master Services Agreement ("Agreement") is entered into this 14th day of March, 2002, between SAVVIS Communications Corporation, a Missouri corporation ("Customer") and Level 3 Communications, LLC ("Level 3").

                             SECTION 1. DEFINITIONS
                             ----------------------

1.1 AFFILIATE: Any entity controlling, controlled by or under common control (either directly or indirectly) with Customer or Level 3, as applicable; "control" shall mean the ownership of at least fifty percent (50%) of either the equity of an entity or the voting shares of such entity.

1.2 CONNECTION NOTICE: Written notice (which may be in the form of an electronic mail message) from Level 3 that the Service ordered has been installed and tested.

1.3 CUSTOMER COMMIT DATE: The date upon which Level 3 expects that Service will be available to Customer, as set forth in the Customer Welcome Letter.

1.4 CUSTOMER ORDER: A request for Level 3 Service submitted by Customer in the form designated by Level 3.

1.5 CUSTOMER PREMISES: The location or locations occupied by Customer or its end users to which Service may be delivered.

1.6 CUSTOMER WELCOME LETTER: A letter from Level 3 to Customer informing Customer of Level 3's acceptance of and the Customer Commit Date for a Customer Order.

1.7 FACILITIES: Equipment owned or leased by Level 3 and used to deliver Service, including terminal and other equipment, wires, lines, ports, routers, switches, channel service units, data service units, cabinets, racks and similar equipment.

1.8 FORCE MAJEURE EVENT: Any event which is beyond the reasonable control of a party, despite its best efforts, the cause of which cannot be partly or wholly attributed to such party, and which prevents or delays the performance of such party's obligations (except for payment obligations) hereunder.

1.9 LOCAL LOOP: The connection between Customer Premises and the Level 3 intercity backbone network.

1.10 MARKET: Any city in which Level 3 provides Service to Customer.

1.11 PROTECTED: Any Services that includes a protection scheme that allows traffic to be automatically re-routed in the event of a fiber cut or equipment failure.

1.12 SERVICE: Any service offered by Level 3 pursuant to a Customer Order; each Service covered by this Agreement is more particularly described in Exhibits B and C attached hereto and incorporated herein by this reference.

1.13 SERVICE COMMENCEMENT DATE: The first to occur of: (A) the date upon which Customer acknowledges that the Service has been installed and is functioning properly (which may be delivered in the form of an electronic mail message); or
(B) the date set forth in any Connection Notice unless Customer notifies Level 3 that the Service is not functioning properly as provided in Section 3.1 (or, if two or more Services are designated as "bundled" or as having a "sibling relationship" in any Customer Order, the date set forth in the Connection Notice for all such Services); or (C) the date Customer begins using the Service.

1.14 SERVICE TERM: The duration of time (measured starting on the Service Commencement Date) for which Service is ordered, as specified in the Customer Order. The Service Term shall continue on a month-to-month basis after expiration of the stated Service Term, until terminated by either Level 3 or Customer upon thirty (30) days' written notice to the other.

1.15 TERM: The period of time commencing on execution hereof and ending three
(3) years thereafter; notwithstanding expiration of the Term, this Agreement shall continue in full force and effect with respect to Customer Orders submitted and accepted prior to expiration of the Term until such time as the Service Term with respect to each such Customer Order had expired or been terminated pursuant to the provisions hereof.

1.16 UNPROTECTED: Any Service that is not Protected.

                         SECTION 2. DELIVERY OF SERVICE
                         ------------------------------

2.1 SUBMISSION AND ACCEPTANCE OF CUSTOMER ORDER FORMS. Customer Orders will contain a description of the Service, the nonrecurring charges and monthly recurring charges for Service and any applicable Service Term. Upon receipt of a Customer Order signed by Customer for Services governed by this Agreement, if Level 3 determines (in its sole discretion) to accept the Customer Order, Level 3 will deliver a Customer Welcome Letter for the requested Service (or some portion of the Services). Level 3 will endeavor to determine whether to accept a Customer Order and (if so) deliver a Customer Welcome Letter within one week of receiving the Customer Order from Customer, which such Costumer Welcome Letter will indicate if the requested Service, or any portion thereof, is not an On-Net Service, as defined in Section 2.6. In the event that the Customer Welcome Letter contains a Customer Commit Date that is more than twenty (20) business days after the date of installation requested by Customer or indicates that the Service is not an On-Net Service, then Customer may (by written notice delivered to Level 3 no later than three (3) business days after receipt of the Customer Welcome Letter) terminate the Customer Order without termination liability.

2.2 CREDIT APPROVALS. Customer will provide Level 3 with credit information as requested, and delivery of Service is subject to credit approval. Level 3 may from time to time require Customer to make a deposit as a condition to acceptance of Customer Orders or continuation of Service (the amount of the deposit required will be subject to the mutual agreement of the parties, but in no case shall equal more than two (2) months of the MRC for all Services ordered hereunder), provided, however, that as long as Customer makes its payments in a timely fashion in accordance with this Agreement, Level 3 may not request such a deposit. When Service to Customer is terminated, the amount of the deposit will be credited to amounts owed by Customer and any remaining credit balance will be refunded.

2.3 CUSTOMER PREMISES. Customer will allow access to the Customer Premises to the extent reasonably necessary for Level 3 to install and maintain Facilities. All such access will be subject to Customer's security procedures. Customer will be responsible for providing and maintaining, at its own expense, the level of power, heating and air conditioning necessary to maintain the proper environment for Facilities on the Customer Premises, and shall reimburse Level 3 for the reasonable cost of repairing or replacing any Facilities damaged or destroyed as a direct result of Customer's failure to do so.

2.4 FACILITIES. Except as otherwise agreed, title to all Facilities shall remain with Level 3. Except in cases of emergency, Customer shall not, and shall not permit others to, rearrange, disconnect, remove, repair, or otherwise tamper with any Facilities, without the prior written consent of Level 3. Customer agrees to allow Level 3 to remove the Facilities from the Customer Premises:
(A) after termination, expiration or cancellation of the Service Term in connection with which the Facilities were used; or
(B) for repair, replacement or similar correction, subject to the Service Levels set forth in Exhibit D hereto.

2.5 INITIAL CUSTOMER ORDER AND ACCEPTANCE. Customer hereby submits, and Level 3 hereby accepts, a Customer Order for the Services set forth in Exhibit A attached hereto and incorporated herein by this reference. The Service Term for all of the Services listed in Exhibit A shall be three (3) years from the Service Commencement Date. The Customer Commit Date and pricing for such Services is set forth in Exhibit A. The monthly recurring charges for the initially ordered Services shall be as stated in Exhibit A for the first year of the Term, and shall thereafter be subject to adjustment as stated in Section 3.7 hereof. Customer shall be entitled to postpone (without penalty) the Service Commencement Date with respect to the Services listed in Exhibit A by no more than thirty (30) days for each circuit listed.

2.6 ON-NET SERVICES. "On-Net Services" shall mean Services delivered entirely within and over Level 3's owned network, including without limitation, all Services set forth in the Initial Service Order attached as Exhibit A hereto and
(3)Center Colocation, as described in Exhibit B attached hereto. With respect to any subsequent Customer Orders during the Term of this Agreement, Level 3 will provide such additional Services as On-Net Services if and to the extent that Level 3 has existing facilities which would allow it to do so.

2.7 TECHNOLOGY UPGRADE AND SERVICE PORTABILITY. Customer shall have the right to change intercity Services that are delivered entirely on Level 3's owned network ("Long Haul On-Net Services") purchased under this Agreement to alternative Long Haul On-Net Services from Level 3, provided, however, that the total monthly recurring charges (as set forth herein or as otherwise agreed by the parties) of all such alternative Long Haul On-Net Services is at least equal to the monthly recurring charges of the original Long Haul On-Net Services which they replace. Pursuant to this Section, Customer may replace existing Long Haul On-Net Services with alternate Long Haul On-Net Services (including converting (3)Link Private Line Services to wavelength services) or may substitute one circuit of Long Haul On-Net Service for another circuit or circuits of Long Haul On-Net Services.

                         SECTION 3. BILLING AND PAYMENT
                         ------------------------------

3.1 COMMENCEMENT OF BILLING. Upon installation and testing of the Service ordered in any Customer Order, Level 3 will deliver a Connection Notice to Customer. Upon receipt of the Connection Notice, Customer shall have a period of seventy two (72) hours to confirm that the Service has been installed and is properly functioning. If Customer discovers defects in the Service, Customer may reject the Connection Notice by written notice to Level 3 (which notice may be in the form of an electronic mail delivered to Level 3's designated address). If Customer has not delivered written notice rejecting the Connection Notice within such 72-hour period, billing shall commence on the Service Commencement Date, regardless of whether Customer has procured services from other carriers needed to operate the Service.

3.2 PAYMENT OF INVOICES.
(A) Invoices are delivered monthly. Level 3 bills in advance for Service to be provided during the upcoming month, except for charges which are dependent upon usage of Service, which are billed in arrears. Billing for partial months is prorated based on a calendar month. All invoices are due thirty (30) days after the receipt of invoice. Past due amounts, other than amounts subject to a reasonable dispute, bear interest at a rate of 1.5% per month (or the highest rate allowed by law, whichever is less) beginning from the date due until paid in full. The applicable Level 3 circuit ID must be referenced on all invoices in order for the document to be processed for payment.
(B) Customer shall have the right to reasonably dispute any charges included on Level 3 invoices. In the event of any such dispute, the portion of the invoice which is undisputed shall be paid as provided above. Customer shall have the right to withhold payment of any reasonably disputed amount, provided that Customer gives Level 3 written notice of the amount and reason for the dispute within sixty (60) days after receipt of the invoice on which the disputed charges first appeared. In the event that the disputed item is resolved in favor of Level 3, then interest on the unpaid disputed amount shall be due and owing from the date upon which such payment was originally due.

3.3 TAXES AND FEES. Level 3's quoted rates do not include taxes. Customer shall be responsible for and shall pay all taxes, including sales, use, excise, gross receipts, value added, access, bypass, franchise, telecommunications, consumption, specifically imposed on or based on the provision, sale or use of the Service, including taxes imposed directly on Level 3. Customer shall not be responsible for payment of taxes which are based on Level 3's net income. In the event that Customer believes that, with respect to the Service provided hereunder, Customer is tax exempt, Customer shall submit to Level 3 a properly executed exemption certificate or other document legally sufficient to prove exemption from taxes under applicable law. If Level 3 believes that, with respect to the Service provided hereunder, Customer's exemption certifications are not applicable, Level 3 shall provide written notification of the denial along with the identification of the relevant jurisdiction imposing the taxes. Customer shall be responsible for maintaining its tax exempt status and if such status should change during the term of this Agreement, Customer shall be responsible for providing Level 3 with written notice of such change in Customer's taxable status.

3.4 REGULATORY AND LEGAL CHANGES. In the event of any change in applicable law, regulation, decision, rule or order that materially increases the costs or other terms of delivery of Service, Level 3 and Customer will negotiate regarding the rates to be charged to Customer to reflect such increase in cost and, in the event that the parties are unable to reach agreement within sixty (60) days after Level 3's delivery of written notice requesting renegotiation, then (a) Level 3 may pass such increased costs through to Customer, and (b) if Level 3 passes on such increased costs, Customer may thereafter terminate the affected Customer Order without termination liability by delivering written notice of termination no later than sixty (60) days after the effective date of the rate increase (which written notice shall specify a future date selected by Customer for termination of the affected Service), and the Revenue Commitment shall be reduced by the price for such Customer Order.

3.5 TERMINATION CHARGES. Unless otherwise provided herein, in the event that Customer cancels a Customer Order, in whole or in part, or all or part of a Customer Order is cancelled by Level 3 due to a failure of Customer to comply with this Agreement, Customer shall be responsible for the payment of termination charges. The termination charge shall be the sum of the amount set forth in paragraph (A) or (B) below, as applicable:

(A) For Terminations Prior to the Receipt of a Connection Notice: The amount which is the greater of:

                  1. any actual third party cancellation/termination charges and other reasonable and actual Level 3 out of pocket expenses directly related to the installation and/or cancellation of Service, or

                  2. as the case may be:

                           (i) [**] monthly recurring charges for the
                  cancelled Service if written notice of cancellation is received by Level 3 more than five (5) business days prior to the Customer Commit Date; or

                           (ii) [**] monthly recurring charges for the
                  cancelled Service if written notice of cancellation is received by Level 3 five (5) business days or less prior to the Customer Commit Date.

(B) For Terminations After Receipt of a Connection Notice: The amount which is the greater of:
                  1. any actual third party cancellation/termination charges and other reasonable and actual Level 3 out of pocket expenses directly related to the installation and/or termination of Service; or

                  2. [**] of the unpaid monthly recurring charges that would have been incurred for the Service for months 1-12 of the Service Term, plus [**] of the unpaid monthly recurring charges that would have been incurred for the Service for months 13 through the end of the Service Term.

Notwithstanding the foregoing, no termination charge shall be assessed in the event that Customer cancels Service under Section 4.3 hereof, or in the event that Customer terminates this Agreement as a result of a material, uncured default by Level 3. In the event that Customer terminates all or part of a Service Order after delivery of a Connection Notice, Customer shall specify the date upon which Services will be terminated (which shall in no event be sooner than thirty (30) days following delivery of written notice of termination of Service). Customer shall be responsible for the payment of all charges for the Service through the effective date of termination of Service.

3.6 REVENUE COMMITMENT. During the Term, following a ramp period during which the initially ordered Services listed in Exhibit A shall be installed (the "Ramp Period"), Customer agrees that the monthly recurring charges for On-Net Services delivered hereunder will equal or exceed the following amounts (each a "Revenue Commitment"):

                  "Contract Year"                   Revenue Commitment
                  -------------------------------------------------------
                  1-2                               [**] per month
                   3                                [**] every six months

                  In addition, Customer agrees to an additional Revenue Commitment of [**], which may be satisfied through the purchase of On-Net Services during the Term of the Agreement; provided, however, that any shortfall (as described in paragraph (B) below) for failure to meet such additional Revenue Commitment shall be invoiced only at the end of Contract Year 3.

(A) A Contract Year is measured from and after the end of the Ramp Period; thus, Contract Year 1 begins on the date the Ramp Period ends and ends one year thereafter.

(B) The Revenue Commitment is a "take-or-pay" commitment; at the end of the applicable period (monthly during the first two Contract Years, and every six months during the last Contract Year), Level 3 will invoice Customer and Customer agrees to pay Level 3, in addition to all invoiced charges for the Service then due and owing, for the deficiency (if any) between the charges due for Customer's actual usage of On-Net Services for the particular period and the Revenue Commitment. The Revenue Commitment shall be satisfied once Customer's total payments for On-Net Services reaches [**], and upon Customer having made such total payments, the Revenue Commitment will terminate, even if a Contract Year has not ended.

(C) In determining whether the Revenue Commitment has been satisfied, Customer's monthly payments for a certain STM-1 of Transoceanic Private Line services provided pursuant to a separate agreement shall be included.

3.7 [**]

[**] Confidential Treatment Requested

                  SECTION 4. DISCONTINUANCE OF CUSTOMER ORDERS
                  --------------------------------------------

4.1 DISCONTINUANCE OF CUSTOMER ORDER BY LEVEL 3. Level 3 may discontinue Service without liability if Level 3 is prevented by applicable law from continuing delivery of Service. Such termination or discontinuation will relieve Customer of all payment obligations to Level 3 for Services not received. In such event, Level 3 will use its best efforts to provide as much notice as possible prior to any such termination or discontinuation. In addition, Level 3 may terminate delivery of Service without liability if Customer:

(A) fails to pay or reasonably dispute pursuant to the provisions of Section 3.2 any past due balance for Service within ten (10) days after receipt of written notice from Level 3;

(B) violates any applicable law, rule, regulation or policy of any government authority related to Service, or makes a material misrepresentation to Level 3 in connection with the ordering or delivery of Service; or

(C) fails to cure its breach (other than a payment breach, which is addressed in (A) above) of this Agreement or any Customer Order within thirty (30) days after receipt of written notice thereof provided by Level 3 or (for breaches that cannot be cured within thirty (30) days) begins to cure within thirty (30) days and diligently pursues cure on a timely basis thereafter.

4.2 EFFECT OF DISCONTINUANCE. Upon Level 3's discontinuance of Service under
Section 4.1(A) through (D) above, Level 3 may, in addition to all other remedies that may be available to Level 3 at law or in equity, assess and collect from Customer any applicable termination charge calculated in accordance with Section 3.7.

4.3 DISCONTINUANCE OF CUSTOMER ORDER BY CUSTOMER.

(A) Except with respect to Services (or a portion thereof) which are local loop services ("Off-Net Local Loop Services"), if Level 3's installation of Service is delayed for more than twenty (20) business days beyond the Customer Commit Date (except to the extent caused by a Force Majeure Event), Customer may (but only prior to the delivery of the Connection Notice for such Service) terminate and discontinue the affected Service upon written notice to Level 3 and without payment of any termination charge and the Revenue Commitment will be reduced accordingly.

(B) Customer may terminate and discontinue all affected Services (excluding Unprotected Service) prior to the end of the Service Term without payment of any applicable termination charge if: (i) such Service is Unavailable (as defined below) on two or more separate occasions of more than eight (8) hours each in any thirty (30) day period, and (ii) following written notice thereof from Customer to Level 3, the same Service is Unavailable for more than twelve (12) hours at any time within the twelve (12) month period immediately following said notice. For purposes of the foregoing, "Unavailable" shall mean an interruption in Service, except for any interruption which is caused by a Force Majeure Event or which is the result of scheduled maintenance for which Customer has been notified in advance; provided, however that Customer may terminate affected Service without any liability if such Force Majeure Event persists for longer than one continuous week or longer than an aggregate of twenty days over any one year period. The duration of any interruption will commence when Customer reports an outage to the Level 3 Customer Service and Support Organization (1-877-4LEVEL3) and will end when the Service is operative.

(C)Customer may also terminate delivery of Service without liability if Level 3:

         (1) violates any law, rule, regulation or policy of any government authority related to Service, or makes a material misrepresentation to Customer in connection with the ordering or delivery of Service, which violation or material misrepresentation (i) is not cured by Level 3 within thirty (30) days after written notice thereof from Customer, and (ii) materially and adversely affects the operation or Customer's use of the affected Service;

         (2) fails to cure its breach of this Agreement or any Level 3 Order within thirty (30) days after written notice thereof provided by Customer; or

         (3) files bankruptcy, for reorganization, liquidation or insolvency, or fails to discharge an involuntary petition therefore within sixty (60) days or makes an assignment for the benefit of creditors.

                             SECTION 5. LIABILITIES
                             ----------------------

5.1 REMEDIES. Level 3 provides specific remedies regarding installation and performance of Service as set forth in "Service Levels" contained in each Customer Order. In the event of a failure to deliver Service in accordance with the Service Levels, Customer's sole remedies are contained in (a) the Service Levels applicable to the affected Service, or (b) Section 4.3(B). Notwithstanding any other provision hereof, subject to Section 6.6, neither party shall be liable for any indirect, incidental, special, consequential, exemplary or punitive damages (including but not limited to damages for lost profits, lost revenues or the cost of procuring replacement services) arising out of the performance or failure to perform under any Customer Order.

5.2 DISCLAIMER OF WARRANTIES. EXCEPT AS OTHERWISE PROVIDED HEREIN, LEVEL 3 MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE, EXCEPT THOSE EXPRESSLY SET FORTH IN ANY APPLICABLE SERVICE LEVELS.

                            SECTION 6. GENERAL TERMS
                            ------------------------

6.1 FORCE MAJEURE. Neither party shall be liable, nor shall any credit allowance or other remedy be extended, for any failure of performance or equipment due a Force Majeure Event.

6.2 ASSIGNMENT AND RESALE. Neither party may assign its rights and obligations under a Customer Order without the prior written consent of the other party, which will not be unreasonably withheld. Notwithstanding the foregoing, either party may assign this Agreement and all Customer Orders submitted and accepted pursuant hereto to an Affiliate or to any purchaser of all or substantially all of the assets of Customer. Customer may resell the Service to third parties, provided that Customer agrees to indemnify, defend and hold Level 3 harmless from claims made against Level 3 by such third parties relating to the Service.

6.3 NOTICES. All notices given hereunder shall be sent to the addresses set forth below, or at such other addresses as a party may designate in writing to the other party. Except as otherwise set forth herein, all notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed to have been delivered on the date when hand delivered or three
(3) days after deposit in the mail when sent by US Mail, postage prepaid, by certified mail, return receipt requested, or on the day after being sent when sent by overnight delivery service.

To: Level 3

Level 3 Communications, LLC
1025 Eldorado Blvd.
Broomfield, CO 80021
Attn: Contract Administration

To: Customer

SAVVIS Communications Corporation
717 Office Parkway
St. Louis, MO 63141
Attention: Chief Technology Officer

With a copy to:

SAVVIS Communications Corporation
12851 Worldgate Drive
Herndon, Virginia 20170
Attn: General Counsel

All invoices shall be sent to:

SAVVIS Communications Corporation
717 Office Parkway
St. Louis, MO 63141
Attention: Carrier Accounts Payable

6.4 APPLICATION OF TARIFFS. Level 3 may elect or be required to file tariffs with the appropriate regulatory agency respecting the delivery of certain Service. In the event that such tariffs are filed respecting Service ordered by Customer, then (to the extent such provisions are not inconsistent with the terms hereof or in the Customer Order) the terms set forth in the applicable tariff shall govern Level 3's delivery of, and Customer's consumption or use of, such Service.

6.5 CONTENTS OF COMMUNICATIONS. Level 3 shall have no liability or responsibility for the content of any communications transmitted via the Service, and Customer shall defend, indemnify and hold Level 3 harmless from any and all claims (including claims by governmental entities seeking to impose penal sanctions) related to such content.

6.6 INTELLECTUAL PROPERTY RIGHTS. Level 3 shall indemnify, defend and hold Customer, its officers, directors, and employees ("Indemnified Parties") harmless from any claim, loss, damage, expense, action, cause of action or liability (including court costs and reasonable attorney's fees) for intellectual property infringement brought against

Indemnified Parties by a non-Affiliate third party and arising from or directly related to Level 3's delivery or Customer's use of any Services, materials, equipment, facilities or other assets provided by Level 3 under this Agreement; except that Level 3 shall not have any indemnification obligation under this Section to the extent such claim arises out of or is related to (i) modification of the Services or Facilities by Customer, its employees, agents, representatives, contractors or customers, (ii) the combination of the Services or Facilities with Customer's services or facilities, (iii) Customer's use of the Services or Facilities for a purposes other than as intended, or (iv) Customer's negligence or willful misconduct.

6.7 PUBLICITY AND DISCLOSURE. Neither party shall issue any publication or press release relating to any contractual relationship between Level 3 and Customer, except as may be required by law or agreed between the parties.

6.8 ENTIRE UNDERSTANDING. This Agreement, including any Customer Orders executed hereunder, constitute the entire understanding of the parties related to Service. This Agreement shall be governed and construed in accordance with the laws of the state of Colorado.

6.9 NO WAIVER. No failure by either party to enforce any rights hereunder shall constitute a waiver of such right(s).

6.10 ACCEPTABLE USE POLICY. Customer's use of Service shall at all times comply with Level 3's then-current Acceptable Use Policy and Privacy Policy, as reasonably amended by Level 3 from time to time, which are available through Level 3's web site at www.level3.com. If any change in the Level 3 Acceptable Use Policy materially adversely affects Customer's ability to use or resell the Services, Customer may terminate affected Services with no termination charge or other liability to Level 3. Level 3 will notify Customer of complaints received by Level 3 regarding each incident of alleged violation of Level 3's Acceptable Use Policy by Customer or third parties that have gained access to the Service through Customer. Customer agrees that it will promptly investigate all such complaints and take all necessary actions to remedy any actual violations of Level 3's Acceptable Use Policy. Level 3 may identify to the complainant that Customer, or a third party that gained access to the Service through Customer, is investigating the complaint and may provide the complainant with the necessary information to contact Customer directly to resolve the complaint. Customer shall identify a representative for the purposes of receiving such communications. Provided that such installation does not materially and adversely affect the Service, Level 3 reserves the right to install and use, or to have Customer install and use, any appropriate devices, at Level 3's expense, to prevent violations of its Acceptable Use Policy, including devices designed to filter or terminate access to Service.

6.11 SEVERABILITY. If any provision of this Agreement is invalid or unenforceable under applicable law, said provision shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining provisions of this Agreement and the Parties hereby agree to negotiate in good faith with respect to any such invalid or unenforceable provision to the extent necessary to render it valid and enforceable.

6.12 NO JOINT VENTURE. Nothing in this Agreement shall be construed to constitute or create a joint venture, partnership or formal business organization of any kind and the rights and obligations of each party shall be only those expressly set forth herein. Neither party shall have the authority to bind the other, and neither party assumes any liability of the other party.

6.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

LEVEL 3 COMMUNICATIONS, LLC                 SAVVIS COMMUNICATIONS CORPORATION


BY:/s/ John M. Ryan                         BY: /s/ Lane H. Blumenfeld

TITLE: VP & General Counsel                 TITLE: Acting General Counsel and VP

                                    EXHIBIT A

                        INITIAL SERVICE ORDER AND PRICING
                        ---------------------------------

                               [ATTACHED AT BACK]
                               ------------------

                                    EXHIBIT B
                            (3)CENTER(SM) COLOCATION

1. GRANT OF LICENSE. Customer is granted the right to occupy the Colocation Space identified in a Customer Order during the Service Term, except as otherwise provided in these Terms. Customer may submit multiple Customer Orders requesting use of Colocation Space in multiple Level 3 facilities, each of which shall be governed by the terms hereof. Level 3 retains the right to access any Colocation Space for any legitimate business purpose at any time.

2. USE OF COLOCATION SPACE. Customer shall be permitted to use the Colocation Space only for placement and maintenance of communications equipment. Customer may access the Colocation Space (and the facility within which the Colocation Space is located for the sole purpose of accessing the Colocation Space) twenty four (24) hours per day, seven (7) days per week; subject to any and all rules, regulations and access requirements imposed by Level 3 governing such access. Customer hereby agrees, within six (6) months of the Service Commencement Date for Colocation Space, to use the Colocation Space for placement and maintenance of communications or Internet access equipment. Level 3 may, upon forty five
(45) days' written notice, reclaim any portion of the Colocation Space not being used within such six (6) month period. Customer shall surrender such recaptured Colocation Space and the monthly recurring charges shall be appropriately reduced. No refunds shall be made to Customer regarding recaptured Colocation Space; the Revenue Commitment, however, shall be reduced to deduct the monthly recurring charges related to Colocation Space which is recaptured pursuant to this provision.

3. LEVEL 3 MAINTENANCE. Level 3 shall perform janitorial services, environmental systems maintenance, power plant maintenance and other actions as are reasonably required to maintain the facility in which the Colocation Space is located in a condition which is suitable for the placement of communications equipment. Level 3 shall maintain the facility in which the Colocation Space is located (but shall not be obligated to maintain the Colocation Space itself) with a relative humidity in the range of 47.5 to 52.5% and a maximum temperature of 78 degrees. Customer shall maintain the Colocation Space in an orderly and safe condition, and shall return the Colocation Space to Level 3 at the conclusion of the Service Term set forth in the Customer Order in the same condition (reasonable wear and tear excepted) as when such Colocation Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN OR IN ANY CUSTOMER ORDER, THE COLOCATION SPACE SHALL BE DELIVERED AND ACCEPTED "AS IS" BY CUSTOMER, AND NO REPRESENTATION HAS BEEN MADE BY LEVEL 3 AS TO THE FITNESS OF THE SPACE FOR CUSTOMER'S INTENDED PURPOSE.

4. RELEASE OF LANDLORD. If and to the extent that Level 3's underlying leases so require (but only if they so require) Customer hereby agrees to release the landlord (and its agents, subcontractors and employees) from all liability relating to Customer's access to the facility and Customer's use and/or occupancy of the Colocation Space.

5. SECURITY. Level 3 will provide and maintain in working condition card reader(s), scanner(s) and/or other access device(s) as selected by Level 3 for access to the colocation area of a facility. Customer shall under no circumstances "prop open" any door to, or otherwise bypass the security measures Level 3 has imposed for access to, the colocation area. Level 3 will provide a locking device on Customer's Colocation Space, which Customer shall be solely responsible for locking and/or activating such device. In the event that unauthorized parties gain access to the facility, colocation area and/or the Colocation Space through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages caused by such parties. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer. In the event Customer has reason to believe that an unauthorized party has gained access to the Colocation Space, Level 3 will, at Customer's request, make video surveillance records of the colocation area reasonably available to Customer for viewing by Customer in the presence of a Level 3 employee. In addition, Level 3 will provide Customer with a copy of the access logs for the colocation area and/or the facility, as applicable, upon Customer's prior written request.

6. PROHIBITED ACTIVITIES. Customer shall abide by any posted or otherwise communicated rules relating to use of, access to, or security measures respecting the facility, colocation area and/or the Colocation Space. Customer's rights of access and use will be immediately terminated in the event Customer or any of its agents or employees are in Level 3's Gateway with any firearms, illegal drugs, alcohol or are engaging in any criminal activity, eavesdropping or foreign intelligence. Persons found engaging in any such activity or in possession of the aforementioned prohibited items will be immediately escorted from the facility.

7. TERMINATION OF USE. Level 3 shall have the right to terminate Customer's use of the Colocation Space or the Service delivered therein in the event that: (a) Level 3's rights to use the facility terminates or expires for any reason; (b) Customer is in default hereof; (c) Customer makes any material alterations to the Colocation Space without first obtaining the written consent of Level 3; or
(d) Customer allows personnel or contractors to enter the facility, colocation area and/or the Colocation Space who have not been approved by Level 3 in advance. With respect to items (b), (c) and (d), unless (in Level 3's reasonable opinion) Customer's actions interfere or have the potential to interfere with other Level 3 customers, Level 3 shall provide Customer a written notice and a ten (10) day opportunity to cure before terminating Customer's rights to the Colocation Space. With respect to item (a) Level 3 shall promptly provide Customer written notice upon learning that its rights to use the facility are reasonably likely to terminate or expire for any reason and shall immediately provide Customer written notice upon receiving notice that its rights to use the facility have terminated or expired or will do so.

8. REMOVAL OF EQUIPMENT. Within three (3) days following the expiration or termination of the Service Term for any Colocation Space, Customer shall remove all Customer equipment from the Colocation Space. In the event Customer fails to remove the equipment within such three (3) business day period, Level 3 may disconnect, remove and dispose of Customer's equipment without prior notice. Customer shall be responsible for any costs and expenses incurred by Level 3 resulting from Level 3's disconnection, removal, disposal and storage of Customer's equipment, for which Customer agrees to pay such costs and expenses and all other charges due and owing by Customer to Level 3 under these Terms prior to Level 3 returning any Customer equipment still in Level 3's possession. Level 3 shall not be liable for any loss or damage incurred by Customer arising out of Level 3's disconnection, removal, storage or disposal of Customer's equipment.

9. SUBLICENSES. Customer may sublicense the use of Colocation Space under the following conditions: (a) all proposed sublicensees must be approved, in writing, by Level 3 in Level 3's sole discretion, except Customer may sublicense the use of the Colocation Space to an Affiliate of Customer upon prior written notice to Level 3; (b) Customer hereby guarantees that all such parties shall abide by the Agreement; (c) Customer shall indemnify, defend and hold Level 3 harmless from all claims brought against Level 3 arising from any act or omission of any sublicensee or its agents; and (d) any such party shall be considered Customer's agent and all of its acts and omissions shall be attributable to Customer for the purposes of this Agreement. In the event Customer sublicenses use of the Colocation Space without Level 3's prior written approval, Level 3 may upon ten (10) days' written notice reclaim the sublicensed portion of the Colocation Space. Customer shall surrender such recaptured Colocation Space and shall be subject to termination charges associated with the recaptured Colocation Space as provided in Section 3.5 of the Agreement, plus reimbursement to Level 3 of the costs incurred by Level 3 in returning the Colocation Space to a condition suitable for use by third parties. No refunds shall be made to Customer regarding recaptured Colocation Space.

10. CHANGES.

(A) Level 3 reserves the right to change (at Level 3's cost) the location or configuration of the Colocation Space licensed to Customer within the Level 3 facility; provided that Level 3 shall not arbitrarily require such changes. Level 3 and Customer shall work in good faith to minimize any disruption in Customer's services that may be caused by such changes in location or configuration of the Colocation Space.

(B) Unless otherwise agreed in writing by the parties, in the event any Customer Order for Colocation Space is altered (including, without limitation, any changes in the configuration or build-out of the Colocation Space) at Customer's request after submission and acceptance by Level 3 that results in a delay of Level 3's delivery of such Colocation Space to Customer, billing for such Colocation Space shall commence no later than the original Customer Commit Date.

11. INSURANCE. Prior to storage of equipment or occupancy by Customer and during the Service Term, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction (including Employer's Liability with limits of $500,000 each accident); (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence; and (c) "All Risk" Property insurance covering all of Customer's personal property located in the Gateway. Customer acknowledges that it retains the risk of loss for, loss of (including, without limitation, loss of use), or damage to, Customer equipment and other personal property located in the Level 3 Gateway. Customer further acknowledges that Level 3's insurance policies do not provide coverage for Customer's personal property located in the Level 3 Gateway. Customer shall, at its option, maintain a program of property insurance or self-insurance covering loss of or damage to its equipment and other personal property located in the Level 3 Gateway. Customer's Commercial General Liability policy shall be endorsed to show Level 3 (and any underlying property owner, as requested by Level 3) as an additional insured. Customer shall waive and/or cause its insurance carriers to waive all rights of subrogation against Level 3, which will include, without limitation, an express waiver in all insurance policies. Customer shall furnish Level 3 with certificates of insurance demonstrating that Customer has obtained the required insurance coverages prior to use of the Colocation Space or the storage of equipment in the facility. Such certificates shall contain a statement that the insurance coverage shall not be materially changed or cancelled without at least thirty (30) days' prior written notice to Level 3. Customer shall require any contractor entering the facility on its behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer above.

12. REMOTE HANDS. Customer may order and pay for Level 3 to perform certain limited maintenance services ("Remote Hands") on Customer's equipment within the Colocation Space, which shall be performed in accordance with Customer's directions. "Remote Hands" maintenance services includes power cycling equipment. Level 3 shall in no event be responsible for the repair, configuration or tuning of equipment, or for installation of Customer's equipment (although Level 3 will provide reasonable assistance to Customer in such installation at Customer's request).

13. STORAGE OF CUSTOMER EQUIPMENT. Level 3 may, at its option, agree to store equipment which Customer intends to colocate in Customer's Colocation Space for not more than forty-five (45) days prior to the scheduled Colocation Service Commencement Date. Storage of such equipment is purely incidental to the Services ordered by Customer and Level 3 will not charge Customer a fee for the same. No document delivered as part of such storage shall be deemed a warehouse receipt. Absent Level 3's gross negligence or intentional misconduct, Level 3 shall have no liability to Customer or any third party arising from such storage. In the event Customer stores equipment for longer than forty-five (45) days, Level 3 may, but shall not be obligated to, return Customer's equipment to Customer without liability, at Customer's sole cost and expense.

14. PROMOTIONAL SIGNAGE. Customer may display a single promotional sign with Customer's name and/or logo on the outside of any Customer private suite Colocation Space; provided such signage does not exceed 8 inches by 11 inches. All other promotional signage is prohibited.

15. POWER. In the event the power utility increases the price paid by Level 3 for power provided to any Colocation Space, Level 3 may pass-through to Customer such price increase upon prior written notice to Customer.

                                    EXHIBIT C
                        (3)LINK(SM) PRIVATE LINE SERVICE
                        --------------------------------

1. SERVICES FROM OTHERS. Where necessary for the interconnection of (3)Link(SM) Private Line Service with services provided by others, Customer will provide Level 3 with circuit facility assignment information, firm order commitment information and the design layout records necessary to enable Level 3 to make the necessary cross-connection between the (3)Link(SM) Private Line Service and Customer's designated carrier. Any delay by Customer in providing such information to Level 3 may delay Level 3's provision of the necessary cross-connection. Notwithstanding any such delay in the provision of the cross-connection, billing for the (3)Link(SM) Private Line Service shall commence on the Service Commencement Date as provided in Section 3.1. Level 3 may charge Customer non-recurring and monthly recurring cross-connect fees to make such connection, as set forth on Exhibit A to the Agreement.

2. CONNECTION TO CUSTOMER PREMISES.
(A) Where (3)Link(SM) Private Line Service is being terminated Off-Net at the Customer Premises through an Off-Net Local Loop to be provisioned by Level 3 on behalf of Customer, the charges set forth in the Customer Order for such Service assumes that such Service will be terminated at a pre-established demarcation point or minimum point of entry (MPOE) in the building within which the Customer Premises is located, as determined by the local access provider. Level 3 may charge Customer additional non-recurring charges and/or monthly recurring charges not otherwise set forth in the Customer Order for such Off-Net Service where the local access provider determines that it is necessary to extend the demarcation point or MPOE through the provision of additional infrastructure, cabling, electronics or other materials necessary to reach the Customer Premises. Level 3 will notify Customer of any additional non-recurring charges and/or monthly recurring charges as soon as practicable after Level 3 is notified by the local access provider of the amount of such charges.

(B) In addition, where (3)Link(SM) Private Line Service is being terminated Off-Net at the Customer Premises through an Off-Net Local Loop to be provisioned by Level 3 on behalf of the Customer, the charges and the Service Term set forth in the Customer Order for such Service assumes that such Off-Net Local Loop can be provisioned by Level 3 through the local access provider selected by Level 3 (and/or Customer) for the stated Service Term. In the event Level 3 is unable to provision such Off-Net Local Loop through the selected local access provider or the selected local access provider requires a longer Service Term than that set forth in the Customer Order, Level 3 reserves the right, regardless of whether Level 3 has accepted the Customer Order, to suspend provisioning of such Off-Net Local Loop and notify Customer in writing of any additional non-recurring charges, monthly recurring charges and/or Service Term that may apply. Upon receipt of such notice, Customer will have five (5) business days to accept or reject such changes. If Customer does not respond to Level 3 within the five (5) business day period, such changes will be deemed rejected by Customer. In the event Customer rejects the changes (whether affirmatively or through the expiration of the five (5) business day period), the affected Off-Net Local Loop will be cancelled without cancellation or termination liability of either party.

                                    EXHIBIT D
                                 SERVICE LEVELS
                                 --------------

The Services are subject to the following Service Levels, as applicable to the particular Service as specified. In the event Level 3 does not achieve a particular Service Level in a particular month, Level 3 will issue a credit to Customer as set forth below upon Customer's request. To request a credit, Customer must contact Level 3 Customer Service within sixty (60) days after the end of the month for which credit is requested. Level 3 Customer Service may be contacted by calling toll free in the U.S. 1-877-4LEVEL3 (1-877-453-8353). In no event shall the total amount of credits issued to Customer per month exceed the non-recurring charges ("NRC") and monthly recurring charges ("MRC") for the affected Service.

1. (3)CENTER(SM) COLOCATION SERVICE LEVELS. The following service levels are applicable where Customer orders (3)Center(SM) Colocation.

(A) Installation Service Level. This Installation Service Level applies to cabinet and private suite Colocation Space ordered in a Level 3 gateway facility. Level 3 will exercise commercially reasonable efforts to install any Colocation Space on or before the Customer Commit Date specified for such Colocation Space. This Installation Service Level shall not apply to Customer Orders which contain incorrect information supplied by Customer, Customer Orders which are altered at Customer's request after submission and acceptance by Level 3, or Customer Orders which require Level 3 to configure Colocation Space to specifications other than Level 3's standard specifications for Colocation Space (such standard specifications are available to Customer upon request). In the event Level 3 does not meet this Installation Service Level for a particular Colocation Space for reasons other than a Force Majeure Event, Customer will be entitled to a service credit equal to the charges for one (1) day of the MRC for the affected Colocation Space for each day of delay, up to a monthly maximum credit of four (4) days.

(B) Power Service Level. The Availability Service Level for Level 3 provided power to the Colocation Space is 99.99%. In the event of any power outage for reasons other than Customer actions or omissions, Customer will be entitled to receive a service credit equal to the charges for one (1) day of the MRC for the affected Colocation Space (with a maximum of a one (1) day credit for all outages in any twenty four (24) hour period).

(C) Remote Hands Response Time Service Level. The Response Time Service Level for Remote Hands is as set forth below. This Response Time Service Level is measured from the time Level 3 Customer Service receives and logs Customer's request with all of the necessary information requested by Level 3 Customer Service, until a Level 3 technician first calls Customer in response to the request. In the event Level 3 does not meet the following Response Time Service Level, Customer will be entitled to a service credit equal to the charges for one (1) day of the MRC for the affected Colocation Space (with a maximum of a one (1) day credit for all instances of delay in a day, with a total monthly maximum credit of seven (7) days).

-----------------------------------
Service Level
-------------------   -------------
Hours of Operation    Response Time
(all times are
local time in the
affected facility)
-------------------   ------------
7 a.m. to 7 p.m.      30 minutes
(M-F)
-------------------   ------------
Off-hours, holidays   2 hours
& weekends
----------------------------------

2. (3)LINK(SM) PRIVATE LINE AND (3)LINK(SM) WAVELENGTH SERVICE LEVELS. The following service levels are applicable where Customer orders (3)Link(SM) Private Line Service or (3)Link(SM) Wavelength Service. (A) Installation Service Level. (1) Level 3 will exercise commercially reasonable efforts to install any
(3)Link(SM) Private Line Service or (3)Link(SM) Wavelength Service on or before the Customer Commit Date specified for the particular Service. This Installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer, Customer Orders that are altered at Customer's request after submission and acceptance by Level 3. In the event Level 3 does not meet this Installation Service Level for a particular Service for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the NRC and/or MRC for the affected Service as set forth in the following tables:

For any (3)Link(SM) Private Line Service:

----------------------------------------------------------
Installation Delay Beyond           Service Level Credit
Customer Commit Date
-------------------------           ----------------------
1 - 5 business days                 Amount of NRC
-------------------------           ----------------------
6 - 20 business days                Amount of NRC plus
                                    charges for one (1)
                                    day of the MRC for
                                    each day of delay
-------------------------           ----------------------
21 + business days                  Amount of NRC plus one
                                    (1) months' MRC
----------------------------------------------------------

For any (3)Link(SM) Wavelength Service:

--------------------------------------------------------
Installation Delay Beyond           Service Level Credit
Customer Commit Date
-------------------------           --------------------
1 - 5 business days                 5% of the MRC
-------------------------           --------------------
6 -20 business days                 10% of the MRC
-------------------------           --------------------
21 + business days                  15% of the MRC
--------------------------------------------------------

(2) The Installation Service Level and associated credits set forth in sub-Section (1) above shall not apply to Off-Net Local Loop Service, including, without limitation, (3)Link(SM) Metropolitan Private Line (Off-Net) Service, provisioned by Level 3 through a third party carrier for the benefit of Customer. Level 3 will pass-though to Customer any installation service level and associated credit (if applicable) provided to Level 3 by the third party carrier for such Off-Net Local Loop Service.

(B) Availability Service Level for Protected (3)Link(SM) Private Line Service.
(1) The Availability Service Level for Protected (3)Link(SM) Private Line Service delivered over Level 3's network is 99.99% for Protected Terrestrial
(3)Link(SM) Private Line Service and 99.9% for Protected Submarine (3)Link(SM) Private Line Service. In the event that any Protected (3)Link(SM) Private Line Service becomes unavailable (as defined below) for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Service based on the cumulative unavailability of the affected Service in a given calendar month as set forth in the following table.

-----------------------------------------------
Cumulative                 Service Level Credit
Unavailability
-------------------------  --------------------
0 - 5 minutes              No Credit
-------------------------  --------------------
5:01 minutes - 45 minutes  5% of the MRC
-------------------------  --------------------
45:01 minutes - 4 hours    10% of the MRC
-------------------------  --------------------
4:01 - 8 hours             20% of the MRC
-------------------------  --------------------
8:01 - 12 hours            30% of the MRC
-------------------------  --------------------
12:01 - 16 hours           40% of the MRC
-------------------------  --------------------
16:01 - 24 hours           50% of the MRC
-------------------------  --------------------
24:01 + hours              100% of the MRC
------------------------------------------------

For purposes of this Section 15.2, "unavailable" or "unavailability" means the duration of a break in transmission measured from the first of ten (10) consecutive severely erred seconds ("SESs") on the affected Service until the first of ten (10) consecutive non-SESs. An SES is a second with a bit error ratio of greater than or equal to 1 in 1000.

(2) The Availability Service Levels and associated credits set forth in this
Section 15.2(B) shall not apply to Off-Net Local Loop Service, including, without limitation, (3)Link(SM) Metropolitan Private Line (Off-Net) Service, provisioned by Level 3 through a third party carrier for the benefit of Customer. Level 3 will pass-though to Customer any availability service level and associated credit (if applicable) provided to Level 3 by the third party carrier for such Off-Net Local Loop Service.

(3) Without prejudice to Customer's right to service credits pursuant to subsection (1) above, if the (3)Link(SM) Private Line Services are provided in Germany, then the Availability Service Level for such (3)Link(SM) Metropolitan Private Line (Off-Net) Service is 97.5% (based on an annual average) and
(3)Link(SM) Metropolitan Private Line (On-Net) Service is 99.9% (based on a calendar month).

(C) Availability Service Level for Unprotected (3)Link(SM) Private Line Service and (3)Link(SM) Wavelength Service. (1) In the event that any Unprotected
(3)Link(SM) Private Line Service or (3)Link(SM) Wavelength Service becomes unavailable (as defined in Section 15.2(B) above) for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Service based on the cumulative unavailability for the affected Service in a given calendar month as set forth in the following table:

----------------------------------------------------
Cumulative Unavailability       Service Level Credit
-------------------------       --------------------
0 - 24 hours                    No Credit
-------------------------       --------------------
24:01 - 30 hours                2.5% of the MRC
-------------------------       --------------------
30:01 - 36 hours                5% of the MRC
-------------------------       --------------------
36:01 - 42 hours                7.5% of the MRC
-------------------------       --------------------
42:01 + hours                   10% of the MRC
----------------------------------------------------

(2) The Availability Service Levels and associated credits set forth in this
Section 15.2(C) shall not apply to Off-Net Local Loop Service, including, without limitation, (3)Link(SM) Metropolitan Private Line (Off-Net) Service, provisioned by Level 3 through a third party carrier for the benefit of Customer. Level 3 will pass-though to Customer any availability service level and associated credit (if applicable) provided to Level 3 by the third party carrier for such Off-Net Local Loop Service.

                                   EXHIBIT A
                                   ---------

------------------------------------------------------------------------------------------------------------------------
A LOC CITY      Z LOC CITY       BW    DS0S   V&H MILES   DS0 MILES  MONTHLY RECURRING CHARGE  SERVICE COMMENCEMENT DATE
Cincinatti      Indianapolis     DS3    672      99          66528           [**]                     April 5, 2002
Chicago         Indianapolis     DS3    672     160         107520           [**]                     April 5, 2002
Atlanta         Orlando          OC3   2016     404         814464           [**]                    April 12, 2002
Miami           Orlando          OC3   2016     203         409248           [**]                    April 12, 2002
New York        St. Louis        OC3   2016     878        1770048           [**]                    April 19, 2002
Chicago         St. Louis        OC3   2016     258         520128           [**]                    April 26, 2002
Boston          New York         OC3   2016     191         385056           [**]                       May 3, 2002
Dallas          St. Louis        OC3   2016     544        1096704           [**]                       May 3, 2002
Detroit         Pittsburgh       OC3   2016     220         443520           [**]                      May 13, 2002
Cleveland       Pittsburgh       OC3   2016     122         245952           [**]                      May 15, 2002
Atlanta         Durham           OC3   2016     344         693504           [**]                    August 1, 2002
Newark          Philadelphia     OC3   2016      76         153216           [**]                  October 11, 2002
Atlanta         Houston          OC3   2016     705        1421280           [**]                  October 25, 2002
Dallas          Phoenix          OC3   2016     883        1780128           [**]                  October 25, 2002
Los Angeles     Phoenix          OC3   2016     361         727776           [**]                  October 28, 2002
Denver          Kansas City      OC3   2016     553        1114848           [**]                 November 30, 2002
Kansas City     St. Louis        OC3   2016     227         457632           [**]                 November 30, 2002
Dallas          Houston          OC3   2016     224         451584           [**]                 November 30, 2002
Austin          Dallas           OC3   2016     182         366912           [**]                 November 30, 2002
New York        Pittsburgh       OC3   2016     314         633024           [**]                 November 30, 2002
Austin          Houston          OC3   2016     144         290304           [**]                 November 30, 2002
Philadelphia    Washington DC    OC3   2016     124         249984           [**]                 November 30, 2002
Chicago         Cleveland        OC3   2016     308         620928           [**]                 November 30, 2002
Chicago         Detroit          OC3   2016     228         459648           [**]                 November 30, 2002
St. Louis       Washington DC    OC3   2016     718        1447488           [**]                 November 30, 2002
Portland        Santa Clara      OC3   2016     563        1135008           [**]                 November 30, 2002
San Francisco   Salt Lake City   OC3   2016     600        1209600           [**]                 November 30, 2002
Portland        Seattle          OC3   2016     154         310464           [**]                 November 30, 2002
Denver          Salt Lake City   OC3   2016     363         731808           [**]                 November 30, 2002
------------------------------------------------------------------------------------------------------------------------

-------------------------------

-------------------------------

-------------------------------

-------------------------------

-------------------------------

-------------------------------

--------------------

----------------------------------------------







----------------------------------------------

[**] Confidential Treatment Requested

COLO MARKETS

                                                                                       EXHIBIT A
                                                                                 INITIAL SERVICE ORDER
                                                                         --------------------------------------

                                                                              AC POWER REQUIREMENTS (Amps)
                               --------------------------------------------------------------------------------
                                                            NUMBER OF
BOLD Indicates Synergy Site    SERVICE COMMENCEMENT DATE    CABINETS     CAB 1 FEEDS   CAB 2 FEEDS  CAB 3 FEEDS
---------------------------------------------------------------------------------------------------------------
AUSTIN                                 01-Nov-02             2                  20             0           NA
---------------------------------------------------------------------------------------------------------------
Cincinnati                             01-Apr-02             3                  15             0            0

---------------------------------------------------------------------------------------------------------------
Cleveland                              01-May-02             3                  15             0            0

---------------------------------------------------------------------------------------------------------------
Denver                                 01-Aug-02             2                  15             0           NA

---------------------------------------------------------------------------------------------------------------
Detroit                                01-May-02             3                  15             0            0

---------------------------------------------------------------------------------------------------------------
Indianapolis                           01-Apr-02             3                  15             0            0

---------------------------------------------------------------------------------------------------------------
KANSAS CITY                            01-Sep-02             3                  20             0            0

---------------------------------------------------------------------------------------------------------------
PITTSBURGH                             01-May-02             3                  20             0            0

---------------------------------------------------------------------------------------------------------------
PORTLAND                               01-Feb-03             3                  20             0            0

---------------------------------------------------------------------------------------------------------------
Philadelphia                           01-Oct-02             3                  15             0            0

---------------------------------------------------------------------------------------------------------------
San Jose                               01-Jul-02             2                  15             0           NA

---------------------------------------------------------------------------------------------------------------

-----------------------------------------
      DC POWER REQUIREMENTS (AMPS)
(REDUNDANT FEEDS, EACH AT AMPERAGE SHOWN)
-----------------------------------------
CAB 1 FEEDS  CAB 2 FEEDS  CAB 3 FEEDS
-----------------------------------------
       60           40           NA
       50
-----------------------------------------
       60           50           50
                    40
-----------------------------------------
       60           50           50
                    40
-----------------------------------------
       60           40           NA
       50
-----------------------------------------
       60           50           50
                    40
-----------------------------------------
       60           50           50
                    40
-----------------------------------------
       60           50           50
                    40
-----------------------------------------
       60           50           50
                    40
-----------------------------------------
       60           50           50
                    40
-----------------------------------------
       60           50           50
                    40
-----------------------------------------
       60           40           NA
       50
-----------------------------------------

                                                  MRC            NRC
TOTALS CABINETS                      30          [**]            [**]
TOTAL AC POWER
   1st   15/20Amps*                  11          [**]            [**]
    Addl 5Amps                        0          [**]            [**]
TOTAL DC POWER (A&B FEEDS)
   40 Amp Feeds                      11          [**]            [**]
   50 Amp Feeds                      19          [**]            [**]
   60 Amp Feeds                      11          [**]            [**]

TOTAL                                            [**]            [**]

PRICING                             MRC           NRC

CABINET (NO POWER)                 [**]          [**]

[**] Confidential Treatment Requested

AC POWER
   1st   15Amps                    [**]          [**]
20 amp circuit                     [**]          [**]
30amp circuit                      [**]          [**]

* Synergy sites require 20A feed to rack-mounted UPS. Level 3 will allow Savvis to purchase rack mounted UPS unit; Savvis would install and maintain the unit.
* AC Power sold as follows: 15amp circuits, 20amp circuits and 30amp circuits

DC POWER

   1 Amp (A&B Feeds)               [**]          [**]            [**]
* Any cab that has over 180 watt/sf of power will need to be approved by the PRB.

SAVVIS REQUIREMENTS
** SAVVIS requires a standard 2 or 3 rack elevation (See Attached)
** Level 3 provides protected UPS AC power & generator back-up in all cities
** Level 3 Synergy cities without protected UPS power requires 20Amp AC feed to
     Savvis-provided Powerware UPS within rack elevation.
** Level 3 provides isolated DC grounding on a separate ground grid
** All DC power delivered on 6-Gauge wire to bottom of rack with 12 inch service loop.
** All DC power delivered on separate A & B feed on redundant PDUs.
** Cable management tray provided (3/4") between equipment cabinets
** All relay equipment racks are grounded to the Isolated DC ground grid
** All AC power circuits Isolated to prevent ground loops between AC & DC grounds
** Cable management provided supporting fiber access into the SAVVIS configuration.
** Level 3 will deliver all OCx services to SAVVIS with a Line Build Out (LBO)
     between -14.4 dBm and -19 dBm
** Level 3 will waive all cross connect charges when cross connects are needed to support services Savvis has purchased from Level 3 (such as long hauls and metro services).

[**] Confidential Treatment Requested

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


--------------------------------------------------------------------------------
CROSS CONNECT NA PRICING (SAME FLOOR ONLY)
~~PRICES ARE EFFECTIVE BEGINNING 11/12/01~~
--------------------------------------------------------------------------------
          CATEGORY                TYPE                        MRC        NRC
--------------------------------------------------------------------------------
COLO TO COLO*
--------------------------------------------------------------------------------
                            CAT5e - 10/100 Ethernet           [**]       [**]
                            Coax                              [**]       [**]
                            Gigabit Ethernet (fiber)          [**]       [**]
--------------------------------------------------------------------------------
CPA CROSS CONNECTS
--------------------------------------------------------------------------------
                            POTS/ DS0                         [**]       [**]
                            DS-1                              [**]       [**]
                            DS-3                              [**]       [**]
                            OC-N                              [**]       [**]
-------------------------------------------------------------------------------
CPF
--------------------------------------------------------------------------------
                            Fiber pair                        [**]       [**]
*per cable; for fiber XC, Sales must specify whether the customer wants single-mode or multi-mode.

INTRA-MARKET COLOCATION CONNECTION        FOR INTER-FLOOR PRICING PLEASE CONTACT
PRICING CAN BE FOUND ON THE               THE CROSS CONNECT PRODUCT
PRIVATE LINE PRICING MATRIX.              MARKETING TEAM.
--------------------------------------------------------------------------------
                                                                       LEVEL ( )
--------------------------------------------------------------------------------

[**] Confidential Treatment Requested


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